UNITED STATES
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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): October 29, 2003
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                        NEW YORK COMMUNITY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)



         Delaware                         1-31565                     06-1377322
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(State or other jurisdiction of   Commission File Number       (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                  615 Merrick Avenue, Westbury, New York 11590
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (516) 683-4100
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                                 Not applicable
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          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
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Item 1.  Changes in Control of Registrant
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         Not applicable.

Item 2.  Acquisition or Disposition of Assets
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         Not applicable.

Item 3.  Bankruptcy or Receivership
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         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
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         Not applicable.

Item 5.  Other Events
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         On October 29, 2003, shareholders of New York Community Bancorp, Inc.
         ("New York Community") and Roslyn Bancorp, Inc. ("Roslyn") approved the Agreement and Plan of Merger dated June 27, 2003 pursuant to which Roslyn will merge with and into New York Community. The merger is expected to become effective after the close of business on October 31, 2003. In addition, New York Community's shareholders approved an amendment to its certificate of incorporation increasing the amount of common stock authorized for issuance from 300 million to 600 million shares.

Item 6.  Resignations of Registrant's Directors
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         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)  No financial statements of businesses acquired are required.

         (b)  No pro forma financial information is required.

         (c) Attached as Exhibit 99.1 is a joint press release announcing that New York Community's and Roslyn's shareholders approved the merger of Roslyn with and into New York Community and that New York Community's shareholders approved an increase in the amount of common stock authorized for issuance from 300 million to 600 million shares.

Item 8.  Change in Fiscal Year
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         Not applicable.

Item 9.  Regulation FD Disclosure
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         Not applicable.

Item 10. Amendments to the Registrant's code of Ethics, or Waiver of a Provision
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         of the Code of Ethics
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         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
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         Plans
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         Not applicable.

Item 12. Results of Operations and Financial Condition
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         Not applicable.

                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2003                          NEW YORK COMMUNITY BANCORP, INC.
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     Date

                                          /s/ Joseph R. Ficalora
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                                          Joseph R. Ficalora
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX
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Exhibit No.                Description
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Exhibit 99.1               Joint press release dated October 29, 2003 announcing
                           shareholder approval of the merger of Roslyn with and into New York Community and of an amendment to New York Community's certificate of incorporation increasing the amount of common stock authorized for issuance from 300 million to 600 million shares.